                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             SMARTSOURCES.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                             SMARTSOURCES.COM, INC.
                          2030 MARINE DRIVE, SUITE 100
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                 CANADA V7P 1V7

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 21, 2000

To the Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SMARTSOURCES.COM, INC., a Colorado corporation (the "Company"), will be held on Friday, July 21, 2000, at 9:00 a.m., local time, at the Hyatt Regency Hotel, Plaza East Conference Room located at 655 Burrard Street, Vancouver, British Columbia, Canada, for the following purposes:

     1. To elect five directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     2. To ratify the appointment of Moss Adams LLP, independent certified public accountants, to serve as auditors of the Company for the fiscal year ending September 30, 2000.

     3. To increase the maximum number of shares of Common Stock subject to the Company's 1999 Stock Incentive Compensation Plan to 4,000,000.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 14, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting.

                                         By Order of the Board of Directors


                                         /s/ NATHAN NIFCO
                                         Nathan Nifco
                                         Chairman and Chief Executive Officer

North Vancouver, British Columbia, Canada
July 5, 2000

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             SMARTSOURCES.COM, INC.
                          2030 MARINE DRIVE, SUITE 100
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                 CANADA V7P 1V7


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 21, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of SmartSources.com, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on July 21, 2000, at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Hyatt Regency Hotel, Plaza East Conference Room located at 655 Burrard Street, Vancouver, British Columbia, Canada. The Company intends to mail this proxy statement and accompanying proxy card on or about July 7, 2000 to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of the Company. No additional compensation will be paid to directors, officers or other employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on June 14, 2000, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on June 14, 2000, the Company had 12,312,962 shares of Common Stock outstanding and entitled to vote.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. With respect to the election of directors, shareholders shall have the right to vote their shares for as many directors as there are to be elected. Cumulative voting shall not be permitted in the election of directors.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A plurality of the shares present in person or represented by proxy and voting at the Annual Meeting is required to elect the nominees to the Board of Directors. The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting will be required (i) to ratify the selection of Moss Adams LLP and (ii) for the approval of an increase in the number of shares subject to options under the Company's 1999 Stock Incentive Compensation Plan to 4,000,000 shares. For purposes of establishing a quorum, abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. For purposes of proposal 1, the election of directors, neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For purposes of the approval of proposals 2 and 3, the proposed ratification of the appointment of Moss Adams LLP and an increase in the maximum number of shares of Common Stock subject to the Company's 1999 Stock Incentive Compensation Plan, abstentions will have the same effect as votes against the proposals and broker non-votes will not have any effect on the outcome of the vote.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Company at its principal executive office, 2030 Marine Drive, Suite 100, North Vancouver, British Columbia, Canada V7P 1V7, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     There are five nominees for election to the Board of Directors. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     A plurality of the shares present in person or represented by proxy and voting at the Annual Meeting is required to elect the nominees to the Board of Directors.

                        THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE IN FAVOR OF THE DIRECTOR NOMINEES.

DIRECTOR NOMINEES

     The names of the director nominees and certain information about them are set forth below:


                                                            PRINCIPAL OCCUPATION/                         DIRECTOR
NAME                           AGE                      POSITION HELD WITH THE COMPANY                     SINCE
----                           ---                      ------------------------------                    --------

Nathan Nifco                   36      Chairman, Chief Executive Officer and Director                       1998


Charles K. Kelly               51      Chairman of Canadian Public Affairs Consulting Group, Vista          1999
                                       Strategic Management, Inc., North American Institute - Canada
                                       and The Cascadia Institute; Director

Norman R. Miller               52      Attorney, Director                                                   1999


Anna  Stylianides              35      President, Owner of Uniglobe Vista Travel Ltd. and President,
                                       kTravel Solutions Inc.

David C. Walker                53      President, founder of West-Can Consultants Ltd., Chairman of
                                       Acsion Industries, a founding member of the Board of Directors of the Canada Pension Plan Investment Board, and formerly a member of Parliament from 1988-1997

Nathan Nifco

     Nathan Nifco founded Nifco Synergy Ltd. in 1991. In September 1998, Mr. Nifco incorporated Nifco Investments Ltd. for the purposes of holding all outstanding shares of Nifco Synergy Ltd. In December 1998, Nifco Investments Ltd. and all of its subsidiaries were acquired by the Company (formerly Innovest Capital Sources Corporation). In connection with the transaction, Mr. Nifco obtained control of the Company. Mr. Nifco served as a member of the Canadian Blue Ribbon Panel for Smart Communities (1991 to 1999), and currently serves as a member of the Canadian National Selection Panel for Smart Communities (1999 - present). Mr. Nifco was nominated for the British Columbia Entrepreneur of the Year award in 1999. Mr. Nifco received his B.Sc. in computer science from the Monterrey Institute of Technology in Mexico City (1986); an M.Sc. from the Rosenbluth Foundation in artificial intelligence, also in Mexico City (1988); an MBA with a concentration in International Business Management from Asia Pacific International University (1994); and a diploma in executive leadership and management from the Sloan School of Management, Massachusetts Institute of Technology (1992). Mr. Nifco is currently taking Professional Development courses at the John F. Kennedy School of Government at Harvard University.

Charles K. Kelly

     Charles Kelly has been the Chairman and Chief Executive Officer of Vista Strategic Management, Inc. (1990-Present), Chairman of the Canadian Public Affairs Consulting Group, Inc. (1978-Present) and the Chairman of Resortport Development Corporation Ltd. (Present). Mr. Kelly has served as the Chairman of two not-for-profit public policy organizations: The Cascadia Institute and North American Institute-Canada since 1991 and 1994, respectively. Mr. Kelly received his B.A. degree from Queen's University in 1971.

Norman R. Miller

     Norman R. Miller is a founding partner of Wolin, Ridley & Miller LLP, a law firm based in Dallas, Texas. Mr. Miller has practiced corporate and securities law for more than 25 years. Mr. Miller received his J.D. from Harvard Law School in 1973 and his B.A. degree, with distinction, from Northwestern University in 1970.

Anna Stylianides

     In October 1997, Anna Stylianides purchased Uniglobe Vista Travel Ltd. ("Uniglobe Vista"), a travel agency in Vancouver, British Columbia, and serves as its President. In addition Ms. Stylianides is President of kTravel Solutions Inc., which was formed to provide domain expertise to the Company. See "Certain Transactions." In 1992, Ms. Stylianides was named special counsel to Investec Merchant Bank Ltd., a major investment bank in South Africa and from 1992 to 1997 was a member of its corporate finance division where she was involved in multi-million dollar international transactions assisting her clients with tax structuring, acquisitions and securities offerings. Ms. Stylianides served on the Bank's Risk Management Committee and Credit Committee. Ms. Stylianides graduated from the University of the Witwatersrand in Johannesburg, South Africa with a post graduate law degree in 1989 and obtained her B.A. degree in 1986.

David C. Walker

     Dr. David Walker is the President and founder of West-Can Consultants Ltd. (1978 - Present), Chairman of Acsion Industries (2000-Present), and a founding member of the Board of Directors of the Canada Pension Plan Investment Board. Dr. Walker served as a Member of Parliament from 1988-1997. During that time, he served from 1993-1996 as Parliamentary Secretary to the Minister of Finance after which he became Chair of the House of Commons Industry Committee. From 1974-1988, Dr. Walker was a Professor of Political Science at the University of Winnipeg. Currently, Dr. Walker serves on the Board of Directors of St. Boniface Hospital, the Manitoba Theatre Center, the Canada-U.S. Fulbright Program and the Carleton University's Arthur Kroeger College of Public Affairs Advisory Committee. In December of 1998, Dr. Walker was appointed Honorary Consul General for the Republic of Korea.

     Directors are elected for a term of one year and serve until their successors are duly elected and qualified.

                                   PROPOSAL 2

                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has approved the selection of Moss Adams LLP, independent certified public accountants, as the Company's auditors for the fiscal year ending September 30, 2000, and has directed that management submit the selection of auditors for ratification by the shareholders at the Annual Meeting.

     Shareholder ratification of the selection of Moss Adams LLP as the Company's auditors is not required by the Company's Bylaws. However, the Board is submitting the selection of Moss Adams LLP to the shareholders for ratification as a matter of corporate policy. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

     The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting will be required to ratify the selection of Moss Adams LLP as the Company's auditors for the fiscal year ending September 30, 2000.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.


                                   PROPOSAL 3

                       APPROVAL OF INCREASE IN THE NUMBER
                          OF SHARES SUBJECT TO OPTIONS
                         UNDER THE COMPANY'S 1999 STOCK
                           INCENTIVE COMPENSATION PLAN
                                  TO 4,000,000

     The Company's 1999 Stock Incentive Compensation Plan (the "Plan") authorized 550,000 shares of Common Stock subject to options, which have been granted under the Plan. At the recommendation of the Compensation Committee, the Board of Directors has approved an increase in the number of shares subject to options under the Plan to 4,000,000 shares. This amendment to the Plan will enable the Company to attract and retain its employees, directors, officers and consultants.

     The affirmative vote of the holders of the majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting will be required for the approval of an increase in the maximum number of shares subject to options under the Plan to 4,000,000 shares.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended September 30, 1999, the Board of Directors had three meetings. Each director attended 100% of the meetings of the Board of Directors held during the period for which he was a Director. The Board's Audit Committee held two telephone conference meetings during the calendar year 1999, and the Compensation Committee did not hold any meetings during the fiscal year ended September 30, 1999 or for the calendar year 1999.

     Audit Committee. The Committee meets with the Company's auditors to review the results of the annual audit and discuss the financial statements of the Company. The Committee currently consists of two directors, Norman R. Miller (Chairman) and Charles K. Kelly.

     Compensation Committee. The Committee considers and makes recommendations concerning salaries and incentive compensation awards; stock options to employees and consultants under the Company's stock option plans; determines compensation levels; and performs such other functions regarding compensation as the Board may delegate. The Committee currently consists of two directors, Charles K. Kelly (Chairman) and Norman R. Miller.

COMPENSATION OF DIRECTORS

     The members of the Board of Directors of the Company do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses incurred in connection with attendance at meetings of the Board, pursuant to Company policy.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is composed of non-employee directors named below. The Committee considers and approves the salaries and bonuses of the executive officers and key employees, reviews and approves incentive compensation plans for executive officers and key employees, administers the Company's stock option plan and approves stock option grants.

PHILOSOPHY

     The compensation philosophy of the Company is to develop and implement policies that will encourage and reward outstanding financial performance, and thereby increase shareholder value. The Company believes stock ownership by employees strengthens the mutual interest of the Company and its shareholders, and therefore, it has implemented an incentive stock option plan for its officers and key employees. The Company has valued and rewarded sustained performance and has designed its compensation programs to achieve this goal. Maintaining competitive compensation levels in order to attract and retain executives who bring valued experience and skills to the Company is a fundamental consideration within the overall compensation philosophy.

COMPENSATION STRUCTURE

     The annual compensation of the executive officers consists of an annual salary and participation in a cash bonus plan based on sales and earnings in relation to predetermined targets approved by the Committee. Discretionary cash bonuses will be considered for executive officers based on performance in relation to other objectives.

     Long-term compensation of executive officers consists of options granted under an incentive stock option plan in which executive officers and key employees participate. The options are granted periodically to reward sustained performance, to motivate officers and key employees to continue to build shareholder value, and to increase employee stock ownership.

     In setting the salary and stock option grants to the Company's executive officers and key employees, the Committee considers the Company's degree of success in achieving the Company's goals and objectives and the performance of its executive officers and key employees.

          Charles K. Kelly - Chairman            Norman R. Miller

MANAGEMENT CONSULTING AND EMPLOYMENT AGREEMENTS

     The Company has management consulting and employment agreements with the executive officers and key employees named below:

                                                                               ANNUAL
                        NAME                       DATE OF AGREEMENT        COMPENSATION        EXPIRATION DATE
                        ----                       -----------------        ------------        ---------------
    Nathan Nifco  (Nifco Investment Ltd.)(1)       November 30, 1998        $   145,706              2003

    Darryl Cardey                                  September 1, 1999        $    72,853         90-day notice

    Carol Beaul (2)                                 January 1, 1996         $    55,633              Open

----------

 *   All figures are shown in U.S. dollars.

(1) In addition, it is entitled to a bonus, to be determined at the discretion of the Board of Directors, which shall not be less than ten (10%) percent of annual compensation.

(2)  Ms. Beaul is President of Intelli Trade, Inc.

                             EXECUTIVE COMPENSATION

     The following table shows compensation awarded or paid to, or earned by the Company's Chief Executive Officer ("Named Executive Officer") for the fiscal year ended September 30, 1999. The Company had no other executive officers whose compensation exceeded $100,000 for such year.


                                                                           LONG-TERM COMPENSATION
                                                                                   AWARDS
                                                                                   ------

NAME AND                                             OTHER                               SECURITIES
PRINCIPAL                                            ANNUAL              RESTRICTED      UNDERLYING      ALL OTHER
POSITION                YEAR    SALARY     BONUS     COMPENSATION       STOCK AWARD       OPTIONS      COMPENSATION
--------                ----    -------    -----     ------------       -----------      ----------    ------------
                                  ($)       ($)

Nathan Nifco,           1998     57,951     -0-      $     92,049(1)        -0-              -0-            -0-
Chief Executive         1999    109,280     -0-           142,395           -0-            200,000          -0-
Officer, Chairman
and Director

----------

 *   All figures are shown in U.S. dollars.

(1) Nathan Nifco received other compensation in 1998 in the amount of $92,049, which was earned but not paid in fiscal 1997.

(2) Compensation was paid pursuant to a management consulting agreement with the Company.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                           POTENTIAL
                                                                                       REALIZABLE VALUE
                                                                                           AT ASSUMED
                                                                                         ANNUAL RATES      ALTERNATE
                                                                                        OF STOCK PRICE    TO (f) AND
                                                                                          APPRECIATION    (g): GRANT
                                    INDIVIDUAL GRANTS                                   FOR OPTION TERM   DATE VALUE
------------------------------------------------------------------------------------   ----------------   ----------
                       NUMBER OF       PERCENT OF
                       SECURITIES    TOTAL OPTIONS/  EXERCISE OR                                          GRANT DATE
      NAME             UNDERLYING     SARS GRANTED    BASE PRICE       EXPIRATION       5% ($)   10% ($)    PRESENT
                      OPTIONS/SARS    TO EMPLOYEES      ($/Sh)            DATE                              VALUE $
                      GRANTED (#)    IN FISCAL YEAR

       (a)                (b)             (c)            (d)              (e)            (f)       (g)        (f)
------------------    ------------   --------------- -----------   -----------------   -------   -------  ---------

Nathan Nifco(1)         200,000            23%           5.50        June 22, 2004     .......   ......      0.71

Michael Forster(1)      150,000          17.2%           5.50        August 1, 2004    .......   ......      0.71


Darryl Cardey(1)        100,000          11.5%           5.50      September 1, 2004   .......   ......      0.71

Sokhie Puar(1)          100,000          11.5%           5.50        June 22, 2004     .......   ......      0.71

Carol Beaul             100,000          11.5%           5.50        June 22, 2004     .......   ......      0.71

Peter Rive               40,000           .05%           5.50        June 22, 2004     .......   ......      0.71
-------------------- --------------- --------------- ------------- ------------------- --------- -------- ------------

(1) The individuals entered into a management consulting agreements with the Company and received Non-Qualified Stock Options.

 * Total number of options granted to employees and directors during fiscal year 1999 was 929,000.

 * We use the Black-Scholes option-pricing model to compute estimated fair value, based on the following assumptions:

                                                                         1999
                                                                         ----
                           Risk free interest rate                       6.0%
                           Dividend yield rate                           -0-%
                           Price volatility                             27.7%
                           Weighted average expected life of options     4.5 years

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

     For the fiscal year ended September 30, 1999, there were no options exercised by the Named Executive Officers.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of June 14, 2000 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Executive Compensation table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                                    BENEFICIAL OWNERSHIP (1)
                                                                              ------------------------------------

BENEFICIAL OWNER                                                              NUMBER OF SHARES    PERCENT OF TOTAL
----------------                                                              ----------------    ----------------

Nathan Nifco(3)                      .....................................     3,003,070(2)            24.38%

Michael J. Forster(4)                .....................................       100,000                   *

Dr. Gerald J. Wittenberg              .....................................            0                   *

Charles K. Kelly                      .....................................            0                   *

Norman R. Miller                      .....................................            0                   *

Darryl Cardey                         .....................................       50,000                   *

Carol Beaul                           .....................................            0                   *

Anna Stylianides                      .....................................            0                   *

David C. Walker                       .....................................            0                   *

Dina Nifco(3)                        .....................................     2,991,355(2)            24.29%

All executive officers and directors as a group (9 persons)                    6,194,425               48.67%

----------

* The number of beneficial shares owned includes options that the person has the right to acquire beneficial ownership within a sixty day period.

**   Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission ("SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 12,312,962 shares of Common Stock outstanding on June 14, 2000.

(2) This does not include 5,575 shares of Common Stock beneficially owned by the Nifco Family Trust, of which Nathan Nifco is the trustee and Dina Nifco is a beneficiary.

(3)  Dina Nifco is the wife of Nathan Nifco.

(4)  Resigned as of July 1, 2000.

                             ADDITIONAL INFORMATION

MANAGEMENT

     Executive officers are appointed by the Board of Directors and serve at its discretion. Set forth below is information regarding executive officers of the Company who are not directors:

              NAME                    AGE     PRINCIPAL OCCUPATION/POSITION HELD WITH THE COMPANY
              ----                    ---     ---------------------------------------------------

             Jack Michaan             40      Chief Technology Officer

             Darryl Cardey            32      Chief Financial Officer

             Carol Beaul              47      President, Intelli Trade, Inc., a wholly-owned subsidiary


Jack Michaan, Chief Technology Officer

     Jack Michaan has been Senior Software Engineer of the Company since December 1999. From April 1999 to November 1999, Mr. Michaan was a Project Engineer at Catouzer Electronic Publishing and Consulting, Inc. and Systems Analyst with MacDonald Dettwiler and Associates. From 1990 to 1999, Mr. Michaan was a Development Manager/Owner with Memory Systems, Ltd., in Sao Paulo, Brazil. Mr. Michaan received his B.Sc., in Electronics Engineering in 1983 from the University of Sao Paulo, Polytechnic School, Sao Paulo, Brazil.

Darryl Cardey, Chief Financial Officer

     Darryl Cardey has been Chief Financial Officer of the Company since September 1999. From 1996 to 1999 and 1994 to 1996, Mr. Cardey was the Chief Financial Officer for Mercury Scheduling Systems Inc. and Kirkton Holdings Ltd., respectively. Mr. Cardey received his B. Comm. degree (equivalent to B.S. degree in Finance) from the University of British Columbia in 1990 and became a Chartered Accountant in 1993.

 Carol Beaul, President, Intelli Trade, Inc.

     Carol Beaul has served as the President of Intelli Trade since 1994. She has been a member of the board of directors of the Canadian Industrial Transportation League since 1995. Ms. Beaul received her B.A. degree from Windsor University in 1975.

     There are no family relationships among any of the Company's directors, officers or key employees.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership of Common Stock and the Company's other equity securities with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To our knowledge, the following table sets forth the directors, officers and beneficial owners of more than ten percent of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act that failed to file on a timely basis:

                                                                          NO. OF TRANSACTIONS
                           INDIVIDUAL          NO. OF LATE REPORTS        NOT REPORTED TIMELY
                           ----------          -------------------        -------------------

                           Carol Beaul                  2                           1
                           Darryl Cardey                1                           1
                           Michael Forster              1                           1
                           Lionel Prins                 1                           1
                           Charles K. Kelly             2                           2
                           Nathan Nifco                 1                           1
                           Sokhie Puar                  2                           2
                           Gerald J. Wittenberg         1                           1

     The number of late reports and transactions recorded above were related to appointments of directors and the issuance of stock options. There were no failures to file the required form.

                              CERTAIN TRANSACTIONS

     The Company is affiliated through common ownership with Tradespace Technologies Corporation ("Tradespace"), PMG Project Management Groupware Inc. ("PMG") and Synergy Strategy Inc. ("Synergy Strategy"). Tradespace is a Delaware corporation operating in Vancouver, British Columbia. It develops software applications related to electronic barter and trade. PMG is a British Columbia corporation operating in Vancouver, British Columbia. It develops and markets software applications to assist school districts with centralized purchasing and inventory control. Synergy Strategy is a British Columbia corporation organized to contract with a U.S. company to market financial information services technology in Mexico.

     Nathan Nifco, the Chairman, Chief Executive Officer and Director of the Company owns approximately eighty percent (80%) interest in Tradespace, twenty percent (20%) interest in PMG and fifteen percent (15%) interest in Synergy Strategy, a company that is no longer in operation. Sales to these affiliates in 1998 and 1999 totaled $722,700 and $89,700, respectively.

     On July 26, September 16 and November 16, 1999, the Company sold 200,000 shares of Common Stock for cash, at a price of $3.45 per share, to certain of its Officers and Directors set forth below, in a private placement pursuant to Rule 506, Regulation D, of the Securities Act:

                                                                         SHARES           PRICE           TOTAL
NAME                    TITLE(S)                                        PURCHASED       PER SHARE         COST
----                    --------                                        ---------       ---------       --------

Michael Forster         President, Director                              100,000          $3.45         $345,000

Sokhie Puar             Vice President, Corporate Development             50,000          $3.45         $172,500

Darryl Cardey           Chief Financial Officer                           50,000          $3.45         $172,500

     In 1998, Nifco Synergy, Ltd., now known as SmartSources.com Technologies, Inc., a wholly-owned subsidiary of the Company, entered into a non-interest bearing, non-recourse note in the principal amount of $68,000 with Nathan Nifco for additional working capital. Mr. Nifco is a Director, Officer and majority shareholder of the Company. In fiscal year 1999, Mr. Nifco forgave $44,100 of the related party debt. The balance on the note is $24,000.

     In 1996, the Company acquired its Vancouver, Canada office space. There are mortgage payables to a Canadian bank in the amount of $156,000, due in 2011, and to two Canadian finance companies in the amount of $275,000, due in 2001 and 2002. The notes are guaranteed by Nathan Nifco, a Director, Officer and majority shareholder of the Company.

     Norman R. Miller serves on the Company's Board of Directors and is a founding partner of Wolin, Ridley & Miller LLP, a law firm based in Dallas, Texas. The firm acts as general counsel to the Company and is compensated for its legal services.

     Anna Stylianides, a director nominee, owns Uniglobe Vista Travel Ltd. ("Uniglobe Vista"), a travel agency. Sales made by Uniglobe Vista to SmartSources.com, Inc. in fiscal year 1999 and through June 23, 2000 totaled $12,427 and (Cdn) $270,789, respectively. Additionally, the Company entered into a Master Relationship Agreement with kTravel Solutions Inc., on February 17, 2000. The Company has made no payments to kTravel Solutions Inc. to date.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors selected Moss Adams LLP as independent accountants to audit the financial statements of the Company for fiscal 2000. Moss Adams LLP has served as the Company's independent accountants since 1998. A representative of the firm is expected to be present at the Annual Meeting to answer questions and will be afforded an opportunity to make a statement regarding its audit of the Company's financial statements.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Annual Meeting to be held in April 2001 must be received by the Company at its principal executive offices for inclusion in the proxy statement and form of proxy relating to that meeting no later than October 28, 2000. If the Company does not receive notice by January 12, 2001 of any other matter which a shareholder desires to bring before the 2001 Annual Meeting which is not the subject of a proposal timely submitted for inclusion in the proxy statement, then the proxies designated by the Board of Directors for that meeting may vote in their discretion on any such matter without mention of the matter in the Company's proxy statement of proxy card for the meeting.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                           By Order of the Board of Directors


                                           /s/ NATHAN NIFCO

                                           Nathan Nifco
                                           Chairman and Chief Executive Officer



July 5, 2000

                             SMARTSOURCES.COM, INC.
                          2030 MARINE DRIVE, SUITE 100
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                 CANADA V7P 1V7

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
             FOR THE ANNUAL MEETING OF SHAREHOLDERS - JULY 21, 2000

     The undersigned hereby constitutes and appoints Nathan Nifco and Norman R.
Miller, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of SmartSources.com, Inc. to be held at the Hyatt Regency Hotel, Plaza East Conference Room located at 655 Burrard Street, Vancouver, BC at 9:00 a.m., local time, and at any adjournment thereof, on all matters coming before said meeting.

     1. Election of Directors. Nominees:   [ ] FOR all      [ ] WITHHOLD vote      [ ] FOR all nominees
                                               nominees         for all nominees       except vote withheld for
                                                                                       those named below

                                                    Nathan Nifco
                                                  Charles K. Kelly
                                                  Norman R. Miller
                                                  Anna Stylianides
                                                  David C. Walker

 (To withhold vote for any individual nominee, write the nominee's name below.)

     2. Ratification of the appointment of Moss Adams LLP as independent auditors of the Company for its fiscal year ending September 30, 2000.

                  [ ] FOR              [ ] AGAINST           [ ] WITHHELD

                 (Continued and to be signed on the other side.)



                          (Continued from other side.)

   3. Approval of an increase in the number of shares subject to the Company's
      Stock Incentive Compensation Plan to 4,000,000.

                  [ ] FOR              [ ] AGAINST           [ ] WITHHELD

   4. In their discretion, upon such other business as may properly come before the Annual Meeting.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no discretion is made, this proxy will be voted "FOR" the election of the directors named in this proxy card and "FOR"
Proposal 2 and 3.


                                                  -----------------------------


                                                  -----------------------------
                                                    Signature of Shareholder(s)

                                                  Please sign your name exactly
                                                  as it appears hereon. Joint
                                                  owners must each sign. When
                                                  signing as attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give your
                                                  full title as it appears
                                                  thereon.


                                                  Date:_______________________'



         PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE